SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT / /

CHECK THE APPROPRIATE BOX:
/ / PRELIMINARY PROXY STATEMENT
/ / CONFIDENTIAL FOR USE OF COMMISSION ONLY
/X/ DEFINITIVE PROXY STATEMENT
/ / DEFINITIVE ADDITIONAL MATERIALS
/ / SOLICITING MATERIALS PURSUANT TO SS.240.14A-11(C) OR SS.240.14A-12


                             WASTE TECHNOLOGY CORP.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
       (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)

/X/ NO FEE REQUIRED
/ / $125 PER EXCHANGE ACT RULES-O-11(C)(1)(II), 14A-6(I)(1), 14A-6(I)(2) OR ITEM
    22(A)(2) OF SCHEDULE 14A.
/ / FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND O-11.

         1) TITLE OF EACH CLASS OF SECURITIES TO WHICH EACH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

         2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

         3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE O-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED)

--------------------------------------------------------------------------------

         4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION.

--------------------------------------------------------------------------------

         5) TOTAL FEE PAID.

--------------------------------------------------------------------------------

/ / FEE PAID PREVIOUSLY BY WRITTEN PRELIMINARY MATERIALS.
/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXHANGE ACT RULE
    O-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.
1) AMOUNT PREVIOUSLY PAID _________________
2) FORM SCHEDULE OR REGISTRATION STATEMENT NO.: __________
3) FILING PARTY: ____________________
4) DATE FILED: ______________________

                             WASTE TECHNOLOGY CORP.
                             5400 RIO GRANDE AVENUE
                           JACKSONVILLE, FLORIDA 32254

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  JUNE 25, 2007


TO THE STOCKHOLDERS:

     Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Waste Technology Corp. (the "Company") has been called for and will be held at 10:00 A.M., local time, on Monday, June 25, 2007, at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32254 for the following purposes:

     1. To elect two (2) Class III Directors, LaRita R. Boren and William E. Nielsen to the Board of Directors;

     2. To ratify the appointment by the Board of Directors of KPMG LLP, to serve as the independent certified public accountants for the current fiscal year; and

     3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 23, 2007 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, for ten (10) days prior to June 25, 2007


                                          By Order of the Board of Directors

                                          William E. Nielsen, PRESIDENT

Dated: May 24, 2007



     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                             WASTE TECHNOLOGY CORP.
                                 PROXY STATEMENT

                                     GENERAL


     This proxy statement is furnished by the Board of Directors of Waste Technology Corp., a Delaware corporation (sometimes the "Company" or "Waste Tech"), with offices located at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on June 25, 2007 and at any adjournments thereof (the "Annual Meeting"). This proxy statement will be mailed to stockholders beginning approximately May 24, 2007. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the Directors named therein and FOR the ratification of the selection by the Board of Directors of KPMG LLP, as the independent certified public accountants of the Company.

     A copy of the annual report on Form 10-KSB of the Company for the fiscal year ended October 31, 2006 ("Fiscal 2006"), which contains financial statements audited by the Company's independent certified public accountants, accompanies this proxy statement.

     The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

     The Board of Directors has fixed the close of business on April 23, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

     As of the Record Date, 4,933,895 shares of the Company's common stock, $.01 par value per share ("Common Stock") are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders. The Company also has 10,000,000 shares of Preferred Stock, $.0001 par value per share authorized, none of which are outstanding.

     Management knows of no business other than that specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The following table sets forth the share holdings of those persons who own more than 5% of the Company's common stock as of the record date, April 23, 2007, with these computations being based upon 4,933,895 shares of the Company's common stock being outstanding as of that date and as any shareholder, as it may pertain, assumes the exercise of options held by such shareholder as of April 23, 2007.

                            FIVE PERCENT STOCKHOLDERS
                            -------------------------

                                     AMOUNT OF
NAME AND ADDRESS OF                  BENEFICIAL                APPROXIMATE
BENEFICIAL OWNER                    OWNERSHIP(1)             PERCENT OF CLASS
----------------                    ------------             ----------------

LaRita R. Boren                     2,553,871(2)                  51.8%
9315 South 950 East
Upland, IN 46989

Alexander C. Toppan                   424,450(3)                   8.6%
40 Spectacle Road
South Kent, CT 06785

-------------
     (1) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

     (2) Consists of 2,333,103 shares held directly and 220,768 shares held directly by her husband, Leland E. Boren.

     (3) Shares held in joint tenancy with his wife, Mary T. Toppan.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

GENERAL
-------

     Article III, Section 1 of the Company's By-Laws provides that the Company's Board of Directors shall consist of a minimum of five (5) and a maximum of nine
(9) directors divided into three (3) classes of directors ("Class I", "Class II", and "Class III"), with each class having as nearly the same number of directors as practicable. Stockholders elect such class of directors, Class I, Class II, or Class III, as the case may be, to succeed such class directors whose terms are expiring, for a three (3) year term, and such class of directors shall serve until the successors are elected and qualify. Under this configuration, it is intended that one class of directors' terms will expire each year resulting in staggered elections of the Company's directors. At last year's annual meeting the term of the Company's Class II Director expired. As a result, at last year's annual meeting David B. Wilhelmy was elected as a Class II Director. During Fiscal 2006, Ronald L. McDaniel was named to the Board of Directors of the Company and was designated as the Company's independent "financial expert" on the audit committee.

     The following is the apportionment of the existing directors into classes:


NO. OF CLASS                   TERM EXPIRES                MEMBERS/NOMINEES
------------                   ------------                ----------------

Class I                        2008 Annual                    Robert Roth
                               Stockholder's Meeting        Leland E. Boren
                                                            Mathew M. Price

Class II                       2009 Annual                 David B. Wilhelmy
                               Stockholder's Meeting       Ronald L. McDaniel

Class III                      2007 Annual                 William E. Nielsen
                               Stockholder's Meeting        LaRita R. Boren


     Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the LaRita R. Boren and William E. Nielsen as Class III Directors. If Mrs. Boren or Mr. Nielsen should subsequently become unavailable for election prior to the Annual Meeting, the persons voting the accompanying proxy may in their discretion vote for a substitute.

     BOARD OF DIRECTORS
     ------------------

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two (2) members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held three (3) meetings in Fiscal 2006. All directors attended all of the meetings of the Board of Directors during Fiscal 2006. Although it has no formal policy requiring attendance, the Company encourages all directors to attend the annual meeting of stockholders. All of the Company's directors attended last year's annual meeting of stockholders and it is anticipated that all of its directors will attend this year's Annual Meeting.

     COMMITTEES
     ----------

     AUDIT COMMITTEE

     The Audit Committee primarily assists our Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes and our systems of internal control over financial reporting and disclosure controls. Ronald McDaniel, Robert Roth and LaRita Boren are members of Board's Audit Committee. Mr. McDaniel serves as the audit committee's "financial expert" as that term is defined by applicable Securities and Exchange Commission ("SEC") regulations. Although the Company does not presently have an Audit Committee Charter, it intends to adopt a charter shortly. Once the charter is adopted it will be posted on the Company's website.

     COMPENSATION COMMITTEE

     The Compensation Committee primarily assists our Board in fulfilling its compensation and management development and succession planning oversight responsibilities by, among other things: (i) reviewing our director compensation program, (ii) reviewing the compensation of our chief executive officer and other executive officers. During fiscal 2006, LaRita Boren and Robert Roth were members of the Company's compensation committee.

     NOMINATING COMMITTEE

     The Company does not have a nominating committee and the full Board of Directors performs this function. In its role as nominating committee, the Board identifies the candidates for Board membership. In identifying Board candidates, the Board will seek recommendations from existing Board members, executive officers of the Company and all persons who own more than five percent (5%) of the Company's outstanding stock. The Board has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. The Board will consider a variety of factors in evaluating the qualifications of a candidate including the candidate's professional experience, educational background, knowledge of the Company's business and personal qualities. The Board may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board. In addition, the Board will consider any candidates that may have been recommended by any of the Company's stockholders who have made those recommendations in accordance with the procedures described below under the heading "Stockholders' Proposals." In addition, such stockholder recommendation must be accompanied by
(1) such information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the prospective director nominee been nominated by the Board of Directors and (2) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. The directors of the Company who participated in the consideration of director-nominees included in this proxy statement were William
E. Nielsen, Robert Roth, Leland E. Boren and LaRita R. Boren.

          COMPENSATION COMMITTEE INTERLOCKING AND INSIDER PARTICIPATION

     There are no interlocking relationships between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

     CODE OF ETHICS
     --------------

     The Company has adopted a code of business conduct and ethics for directors and officers (including the Company's principal executive officer, principal financial officer and controller), known as the Standards of Business Conduct. The Standards of Business Conduct are available on the Company's website at http://www.intl-baler.com. Stockholders may also obtain a free copy of the Standards of Business Conduct from the Company by writing and requesting a copy from:

Waste Technology Corporation
Attention: William E. Nielsen
5400 Rio Grande Avenue
Jacksonville, Florida 32254
(904)358-3812


     STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
     -----------------------------------------------------

     Stockholders may communicate with the Board of Directors of the Company by writing to: William E. Nielsen, President, Waste Technology Corporation, 5400 Rio Grande Avenue, Jacksonville, FL 32254 or by E-Mail: to: sales@intl-baler.com
Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.


     BENEFICIAL OWNERSHIP
     --------------------

     The following table sets forth certain information with respect to the ownership of the Company's Common Stock as of the Record Date, April 23, 2007, of the executive officers and directors of the Company and the directors and officers of the Company as a group. The computations set forth in the table are based upon 4,933,895 shares of the Company's common stock being outstanding as of April 23, 2007 and as to any shareholder, as it may pertain, assumes the exercise of options held by such shareholder as of April 23, 2007.

                             DIRECTORS AND OFFICERS
                             ----------------------

                                                      NUMBER OF SHARES             PERCENT
NAME AND ADDRESS                TITLE                 BENEFICIALLY OWNED(6)        OF CLASS
----------------                -----                 ---------------------        --------
LaRita Boren                    Director                  2,333,103                  47.3%
9315 South 950 East
Upland, IN 46989

Leland E. Boren                 Director                   220,768                    4.5%
9315 South 950 East
Upland, IN 46989

Ronald McDaniel                 Director                     -0-                       --
5400 Rio Grande Avenue
Jacksonville, FL 32254

William E. Nielsen              Director;                447,106(7)                   8.6%
5400 Rio Grande Avenue          President;
Jacksonville, FL 32254          CEO; CFO

Mathew M. Price                 Director                     -0-                        -
Bingham McHale LLP
2700 Market Tower
10 West Market Street
Indianapolis, IN 46204

Robert Roth                     Director                 109,188(8)                   2.2%
Georgetown Electric, Ltd.
Unit 17, 2501 W. Third Street
Wilmington, DE 19805

David B. Wilhelmy               V. P. Sales &                -0-                       --
5400 Rio Grande Avenue          Marketing, Secretary,
Jacksonville, FL 32254          Director

All Officers and Directors                               3,110,1659                   60.0%
as a Group (5 persons)

------------------
     (6) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

     (7) Consists of options to purchase 250,000 shares and 197,106 shares held by the Waste Technology Corporation Profit Sharing Trust of which Mr. Nielsen is the Trustee.

     (8) Includes shares owned by family members of Robert Roth as follows: his son, Steven F. Roth (2,000), and his son Charles B. Roth and his wife Marta Roth (107,188).

     (9) Consists of shares held directly, options to purchase 250,000 shares and shares held by Waste Technology Corporation Employees Profit Sharing Trust.

     CHANGE IN CONTROL
     -----------------

     To the knowledge of the Company's management, there are no present arrangements or pledges of the Company's securities which may result in a change in control of the Company.

     BACKGROUND OF DIRECTORS
     -----------------------

     The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

     LaRita R. Boren, age 70, was elected as a Director of the Company on March 9, 2005. Mrs. Boren is a Director and Executive Vice-President of Avis Industrial Corporation. She has served as a Director of Avis since 1979 and as Vice-President from 1986 until March, 2005 when she was elected Executive Vice-President. She is also on the Board of Directors of The Boren Foundation, Inc., Citizens Plaza Building, Inc., Citizens Travel Agency, The Heartland Film Festival, Live Bait Productions, Inc., Lyford Cay Foundation, J.M. Music, Inc., Taylor University, LeLaLo Foundation, Inc., Spring Hill Music Group, Inc. and WBCL Radio Station. Mrs. Boren received a Bachelors of Science degree from Oklahoma State University in 1957. She has an honorary Doctor of Business Management degree from Indiana Wesleyan University and a Doctor of Humane Letters degree from Taylor University. Mrs. Boren has been married to Leland E. Boren, also a Director of the Company since 1958.

     Leland E. Boren, age 83, was elected as a Director of the Company on March 9, 2005. Mr. Boren is the Chairman, Chief Executive Officer and President of Avis Industrial Corporation located in Upland, Indiana. From 1945 through 1971 Mr. Boren was employed by The Pierce Company (formerly The Pierce Governor Company) in various capacities. He became President of The Pierce Governor Company in 1958. The Pierce Company merged with Avis Industrial Corporation in 1971 and Mr. Boren became President of Avis at that time. Mr. Boren has been married to LaRita R. Boren, who is also a Director of the Company since 1958.

     Ronald L. McDaniel, age 67, was named to the Company's Board of Directors on May 16, 2006. Mr. McDaniel has been president of Western-Cullen-Hayes, Inc. since 1980. He was Vice President and General Manager of Western-Cullen-Hayes from 1975 to 1980. From 1957 to 1975 Mr. McDaniel worked for Western-Cullen-Hayes and Burro Crane, an affiliated company, in various capacities including division controller. Mr. McDaniel has a bachelor's degree from the University of Dayton and an MBA from the University of Chicago.

     William E. Nielsen, age 59, joined the Company in June 1994 as its Chief Financial Officer and was elected a Director on November 20, 1997. He was elected President and Chief Executive Officer on May 8, 2001. Prior to joining the Company, Mr. Nielsen acted as a financial consultant to Fletcher Barnum Inc., a privately held manufacturing concern, from October 1993 through June 1994. From 1980 through July 1993, he was the Vice President, Administration and Finance at Unison Industries, Inc. Mr. Nielsen received a BBA in Finance and an M.B.A. at Western Illinois University in 1969 and 1970, respectively.

     Mathew M. Price, age 39, is an attorney with the law firm of Bingham McHale LLP since 1993. Mr. Price received a BA degree from Wabash Collage in 1990 and a J.D. from Indiana University School of Law in 1993. Mr. Price is a member of the Indiana State Bar Association, American Bar Association and the Indianapolis Bar Association. Mr. Price is a member of his law firm's manufacturing industry team, and his practice focus is on issues relating primarily to manufacturers. Mr. Price was elected to the Company's board of directors on May 11, 2007.

     Robert Roth, age 81, was elected as a Director of the Company on October 12, 1993. He is the Chairman of the Board and Treasurer of Georgetown Electric, Ltd., and a Director of Keystone Insurance Company, both publicly held companies. For more than the past five (5) years, in addition to being the Chairman of the Board and Treasurer of Georgetown Electric, Ltd., he has been the President and Chief Executive Officer of Browning Weldon Corporation, a privately held financial company. Mr. Roth received a bachelor of Engineering Degree from Yale University in 1946.

     David B. Wilhelmy, age 52, joined the Company in September 2002 as Vice-President of Sales and Marketing. Prior to joining the Company, Mr. Wilhelmy was Vice-President/Sales and Acquisitions for Consolidated

Packaging Systems. CPS was a joint venture with Gryphon Investors to consolidate the packaging systems distribution industry, from January 2000 through August 2002. Mr. Wilhelmy was the Southeast Regional Vice- President of Sales and Marketing for Packaging for Unisource Distribution Company from 1993 to 2000. Mr. Wilhelmy received a Bachelor Degree in Business Administration from Madison University.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     -------------------------------------------------------

     In fiscal 2006, the Company, its officers and directors, were not delinquent in filing of any of its Form 3, 4, and 5 reports.


     FAMILY RELATIONSHIPS
     --------------------

     There are no family relationships between executive officers or directors of the Company except that Leland E. Boren and LaRita R. Boren are husband and wife.

     Except as noted above, there is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

     INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGs
     ----------------------------------------

     To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director or an executive officer of the Company:

     (1) Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

     (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, commodities, securities or banking activities;

     (4) Was found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission ("CFTC") to have violated any federal or state securities law or Federal commodities law, and the judgment in such civil action or finding by the SEC or CFTC has not been subsequently reversed, suspended, or vacated.


     EXECUTIVE COMPENSATION
     ----------------------

     The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company's Chief Executive Officer and each of the Company's executive officers whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during fiscal years ended October 31, 2006, October 31, 2005, and October 31, 2004:

     SUMMARY COMPENSATION TABLE
     --------------------------

-------------------------------------------------------------------------------------------

NAME AND                YEAR  SALARY($)  BONUS($)   OTHER ANNUAL    NUMBER OF   ALL OTHER
PRINCIPAL POSITION                                 COMPENSATION($)   OPTIONS   COMPENSATION
----------------------  ----  ---------  --------  ---------------  ---------  ------------
William E. Nielsen      2006   122,768    10,000         -0-           -0-          -0-
President and CEO       2005   104,271     3,000         -0-           -0-          -0-
                        2004    96,800       -0-         -0-           -0-          -0-
----------------------  ----  ---------  --------  ---------------  ---------  ------------
David B. Wilhelmy       2006   121,517    10,000         -0-           -0-          -0-
Vice-President          2005   102,848     3,000         -0-           -0-          -0-
Sales and Marketing
-------------------------------------------------------------------------------------------

     None of the company's other Executive Officers earned compensation in fiscal 2004, 2005 and 2006 in excess of $100,000 for services rendered to the Company in any capacity.

     OPTION GRANTS AND OPTION EXERCISES FOR FISCAL 2006
     --------------------------------------------------

     No options were granted or exercised during fiscal 2006 by the Company's Chief Executive Officer or any of the Company's most highly compensated executive officers whose compensation exceeded $100,000 for Fiscal 2006.

     COMPENSATION OF DIRECTORS
     -------------------------

     No Director of the Company received remuneration for services as a Director during fiscal 2006.

     EMPLOYMENT CONTRACTS
     --------------------

     The Company does not have any employment contracts with its Chief Executive Officer or any other member of management.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

     RELATED PARTY TRANSACTIONS
     --------------------------

     TRANSACTIONS WITH MANAGEMENT AND OTHERS

     There have been no material transactions, series of similar transactions or currently proposed transactions during fiscal 2006, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company's total assets at year end for the last three fiscal years and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

     INDEBTEDNESS OF MANAGEMENT

     No officer, director or security holder known to the Company to own of record or beneficially more than 5% of the Company's common stock or any member of the immediate family of any of the foregoing persons is indebted to the Company.


     PARENT OF ISSUER
     ----------------

     The Company has no parent.


BOARD RECOMMENDATION AND VOTE REQUIRED
--------------------------------------

     For Proposal No. 1 regarding the election of two (2) Class III Directors, votes may be cast in favor of the nominees or may be withheld. The Class III Directors will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director nominee, as each abstention would be one less vote in favor of a director nominee. The Board of Directors recommends that stockholders vote "FOR" the Nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the Nominees set forth above.

                                 PROPOSAL NO. 2:


                          RATIFICATION OF SELECTION OF
                        KPMG LLP AS INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of KPMG LLP, independent certified public accountants, to audit the accounts for the Company for fiscal year ending October 31, 2007 ("Fiscal 2007"). The firm of KPMG LLP has audited the Company's financial statements for the past ten (10) fiscal years. The Company is advised that neither that KPMG LLP nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers KPMG LLP to be well qualified for the function of serving as the Company's auditors. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by KPMG LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company's financial and other affairs.


     AUDIT AND NON-AUDIT FEES
     ------------------------

     The following table presents the fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the fiscal years ended October 31, 2006 and October 31, 2005, and fees for other services rendered by KPMG LLP during those periods:




     Fee Category                               Fiscal 2006        Fiscal 2005

     Audit Fees                                 $67,500            $67,500

     Audit-Related Fees                         $0                 $0

     Tax Fees                                   $11,000            $12,000

     All Other Fees                             $0                 $0

     Total Fees                                 $78,500            $79,500


     Audit fees include fees related to the services rendered in connection with the annual audit of the Company's consolidated financial statements, the quarterly reviews of the Company's quarterly reports on Form 10-QSB and the reviews of and other services related to registration statements and other offering memoranda, if any.

     Audit-related fees are for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company's financial statements.

     Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

     All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

     All of the services for 2006 and 2005 were performed by the full-time, permanent employees of KPMG, LLP

     All of the 2006 services described above were approved by the Audit Committee pursuant to the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company's independent auditors to the extent that rule was applicable during fiscal year 2006. The Audit Committee has considered whether the provisions of such services, including non-audit services, by KPMG LLP is compatible with maintaining KPMG LLP's independence and has concluded that it is.


BOARD RECOMMENDATION AND VOTE REQUIRED
--------------------------------------

     The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by KPMG LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company's financial and other affairs due to its previous service as auditors for the Company.

     A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

     Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of KPMG LLP as the Company's independent certified public accountants for Fiscal 2007. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.


                             STOCKHOLDERS' PROPOSALS

     Proposals of stockholders intended to be presented at the 2008 annual meeting must be received in writing, by the President of the Company at its offices by JANUARY 25, 2008 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

     SEC rules and regulations provide that if the date of the Company's 2008 Annual Meeting is advanced or delayed more than 30 days from the date of the 2007 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2008 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2008 Annual Meeting. Upon determination by the Company that the date of the 2007 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2007 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-QSB.


                                        By Order of the Board of Directors



                                        David B. Wilhelmy, SECRETARY

                             WASTE TECHNOLOGY CORP.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints LaRita R. Boren and Ronald L. McDaniel as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of Waste Technology Corp. (the "Company") held of record by the undersigned on April 23, 2007 at the Annual Meeting of stockholders to be held at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32254, on Monday, June 25, 2007 at 10:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

PLEASE MARK BOXES / / IN BLUE OR BLACK INK.

1. Election of two Class III Directors: LaRita R. Boren and William E. Nielsen. (MARK ONLY ONE OF THE TWO BOXES FOR THIS ITEM)

          / / VOTE FOR all nominees named above except those who may be named on this line:

              ------------------------------------------------------------------

                                      (OR)

          / / VOTE WITHHELD as to all nominees named above.


2. Proposal to ratify appointment of KPMG LLP as the Company's independent certified public accountants:

          FOR / /          AGAINST / /          ABSTAIN / /


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                          Dated: _______________________, 2007


                                          X _______________________________
                                                     Signature

                                          X _______________________________
                                                    Print Name(s)

                                          X _______________________________
                                              Signature, if held jointly